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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 1998

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1998-1)


                               SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


       UNITED STATES                   333-39199                36-1414142
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)


   ONE LINCOLN CENTRE
OAKBROOK TERRACE, ILLINOIS                                       60181
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  (Address of Principal                                        (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
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Item 5.  Other Events

         On May 26, 1998 (a "Remittance Date") a scheduled remittance was made to the Certificateholders with respect to AFC Mortgage Loan Asset Backed Certificates, Series 1998-1, issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998, among Superior Bank FSB., as Depositor and Servicer and LaSalle National Bank, as Trustee. The information contained in the Servicer's Monthly Remittance Report to the Trustee, which shall be forwarded by the Trustee to the Certificateholders, is attached hereto as Exhibit 21.1 and is incorporated herein by reference.

         Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the Pooling and Servicing Agreement.

         Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  21.1     Monthly Remittance Report for the month of May, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             SUPERIOR BANK FSB

                                             By:  /s/ WILLIAM C. BRACKEN
                                                -------------------------------
                                             Name:  William C. Bracken
                                             Title: Executive Vice President


Dated: May 26, 1998

                                 EXHIBITS INDEX


EXHIBIT NO.                                  DESCRIPTION
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   21.1                  Monthly Remittance Report for the month of May, 1998.